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                            TRIANGLE PHARMACEUTICALS, INC.

                           COMMON STOCK PURCHASE AGREEMENT

                                     June 6, 1997

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

                                  TABLE OF CONTENTS

                                                                            PAGE

Section 1 Authorization and Sale of Common Stock............................  1
    1.1   Authorization.....................................................  1
    1.2   Sale of Common....................................................  1

Section 2 Closing Date; Delivery............................................  1
    2.1   Closing Date......................................................  1
    2.2   Delivery..........................................................  1

Section 3 Representations and Warranties of the Company.....................  2
    3.1   Organization and Standing.........................................  2
    3.2   Corporate Power; Authorization....................................  2
    3.3   Issuance and Delivery of the Shares...............................  2
    3.4   SEC Documents; Financial Statements...............................  2
    3.5   Governmental Consents.............................................  3
    3.6   No Material Adverse Change........................................  3
    3.7   Authorized Capital Stock..........................................  3
    3.8   No Dividends......................................................  3
    3.9   Litigation........................................................  4
    3.10  Real Property Holding Corporation.................................  4
    3.11  Regulation S Representations......................................  4
    3.12  Amendment to Rights Agreement.....................................  4

Section 4 Representations, Warranties and Covenants of the Purchasers.......  5
    4.1   Authorization.....................................................  5
    4.2   Independent Investment Decision...................................  5
    4.3   Investment Intent.................................................  5
    4.4   Registration or Exemption Requirements............................  5
    4.5   Regulation S Representations......................................  6
    4.6   No Legal, Tax or Investment Advice................................  7
    4.7   Legends...........................................................  7
    4.8   HSR Filings.......................................................  8

Section 5 Conditions to Closing of Purchasers...............................  8
    5.1   Representations and Warranties....................................  8
    5.2   Covenants.........................................................  8
    5.3   Qualifications....................................................  8
    5.4   Amendment to Rights Agreement.....................................  8

Section 6 Conditions to Closing of Company..................................  8
    6.1   Representations and Warranties....................................  9

                                  TABLE OF CONTENTS
                                     (CONTINUED)

                                                                            PAGE

    6.2   Covenants.........................................................  9
    6.3   Qualifications....................................................  9
    6.4   Amendment to Rights Agreement.....................................  9

Section 7 Affirmative Covenants of the Company..............................  9
    7.1   Financial Information.............................................  9
    7.2   Registration Requirements.........................................  9
    7.3   Indemnification and Contribution.................................. 12
    7.4   Nomination for Election to Company Board of Directors............. 14
    7.5   Public Statements................................................. 14

Section 8 Miscellaneous..................................................... 15
    8.1   Waivers and Amendments............................................ 15
    8.2   Placement Agent's Fee............................................. 15
    8.3   Governing Law..................................................... 15
    8.4   Survival.......................................................... 15
    8.5   Successors and Assigns............................................ 15
    8.6   Entire Agreement.................................................. 15
    8.7   Notices, etc...................................................... 15
    8.8   Severability of this Agreement.................................... 16
    8.9   Counterparts...................................................... 16
    8.10  Further Assurances................................................ 16
    8.11  Expenses.......................................................... 16
    8.12  Currency.......................................................... 16
    8.13  Attorneys' Fees................................................... 17

Exhibit A -- Schedule of Purchasers
Exhibit B -- Form of First Amendment to Restated Investors' Rights Agreement Exhibit C -- Form of Registration Statement Questionnaire

                            TRIANGLE PHARMACEUTICALS, INC.

                           COMMON STOCK PURCHASE AGREEMENT



         This Common Stock Purchase Agreement (the "Agreement") is made as of June 6, 1997, by and among Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company") with its principal office at 4 University Place, 4611 University Drive, Durham, North Carolina, 27707, (919) 493-5925 (fax), and the entities listed on the Schedule of Investors attached hereto as EXHIBIT A (the "Purchasers"). Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act").

                                      Section 1

                        AUTHORIZATION AND SALE OF COMMON STOCK

         1.1 AUTHORIZATION. The Company has authorized the sale and issuance of 2,000,000 shares of its Common Stock pursuant to this Agreement (the "Shares").

         1.2 SALE OF COMMON. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the number of Shares set forth opposite each Purchaser's name on EXHIBIT A for $15.00 per share. The Company shall be responsible for any transfer or stamp taxes in respect of issuing the Shares.

                                      Section 2

                                CLOSING DATE; DELIVERY

         2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019 at 2:00 p.m. Eastern Daylight Savings Time on June 6, 1997, or at such other time and place upon which the Company and the Purchasers purchasing the majority of the Shares shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

         2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate, registered in the Purchaser's name as shown on EXHIBIT A, representing the number of Shares to be purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by check or wire transfer to the Company in the amount set forth on EXHIBIT A. It is agreed among all parties that the issuance and sale of the Shares to the Purchasers shall occur as one simultaneous transaction at the Closing.

                                      Section 3

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchasers as of the Closing as follows:

         3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state.

         3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Shares by the Company will not, materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

         3.3 ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued and paid for in accordance with the provisions of this Agreement, will be validly issued and outstanding, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

         3.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. Each report or proxy statement delivered to the Purchasers is a true and complete copy of such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has delivered to each Purchaser its Annual Report on Form 10-K for the year ended December 31, 1996 (the "1996 10-K") and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (the "March 10-Q"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since its initial public offering. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as


                                          2.

applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

         3.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) such filings as have been made prior to the Closing, except that any notices of sale required to be filed with the SEC under Regulation D of the Securities Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor, and (b) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market.

         3.6 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or as disclosed to the Purchasers in writing prior to the Closing, since
March 31, 1997, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the March 10-Q and the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

         3.7 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of (i) 75,000,000 shares of Common Stock, of which 17,585,108 shares are outstanding, and (ii) 5,000,000 shares of Preferred Stock, none of which is outstanding. Except as set forth in the March 10-Q or the 1996 10-K or as disclosed to the Purchasers in writing prior to the Closing, and except for the grant of options to purchase a total of 15,500 shares of Common Stock granted on May 1, 1997, there are no outstanding options, warrants or other securities exercisable for, or convertible into, or commitments to issue securities exercisable for or convertible into, capital stock of the Company, or other commitments to issue any capital stock of the Company.

         3.8 NO DIVIDENDS. The Company has not declared or paid any dividends, or authorized or made any distribution or established any record date for the issuance of any dividend or other distribution upon or with respect to any class or series of its capital stock and will not do any of the foregoing until after Purchasers have been listed as record holders of the Shares purchased at the Closing.


                                          3.

         3.9 LITIGATION. Except as disclosed in the SEC Documents, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

         3.10 REAL PROPERTY HOLDING CORPORATION. The Company is not and will not voluntarily become a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         3.11 REGULATION S REPRESENTATIONS.

         (a) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) nor any person acting on its or their behalf has engaged or will engage in any Directed Selling Efforts in connection with the offer and sale of the Shares.

         (b) The Company is a Reporting Issuer within the meaning of Regulation S.

         (c) The Company has not offered the Shares to any persons other than the Purchasers.

         (d) The offer and sale of the Shares to the Purchasers are not part of a plan or scheme on the part of the Company, any of its affiliates (within the meaning of Rule 144 under the Securities Act) or any person acting on its or their behalf to evade the registration provisions of the Securities Act.

         3.12 AMENDMENT TO RIGHTS AGREEMENT. The First Amendment to Restated Investors' Rights Agreement (the "Rights Amendment") in the form attached hereto as EXHIBIT B. has been executed by the persons and entities that are required to effectively amend the Restated Investors' Rights Agreement dated June 11, 1996 among the Company and the persons listed in SCHEDULE A attached thereto (the "Rights Agreement"), and the Rights Amendment constitutes a legal, valid and binding obligation of the Company.


                                          4.

                                      Section 4

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         Each Purchaser hereby severally represents and warrants to the Company as of the Closing Date, and agrees in favor of the Company, as follows, except that Duquesne Fund, L.P. ("Duquesne") does not make any of the representations or warranties contained in Section 4.5(a), (b) or (f):

         4.1 AUTHORIZATION. Purchaser represents and warrants to the Company that: (i) Purchaser has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation; (ii) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (iii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

         4.2 INDEPENDENT INVESTMENT DECISION. Purchaser understands that no United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Shares. In making the decision to purchase the Shares in accordance with this Agreement, Purchaser has relied solely upon independent investigations made by it and not upon any representations made by the Company other than those made pursuant to this Agreement.

         4.3 INVESTMENT INTENT. Purchaser is purchasing the Shares for its own account, for investment purposes only, and not with a view to a distribution thereof. Purchaser further understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Duquesne is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be made by it hereunder.

         4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that the Shares have not been registered under the Securities Act and may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.


                                          5.

         4.5  REGULATION S REPRESENTATIONS.

         (a) Purchaser is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person, and Purchaser is not an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company.

         (b) At the time the buy orders for the Shares were originated, Purchaser was located outside the United States.

         (c) Neither Purchaser nor any of its affiliates nor anyone acting on its or their behalf has engaged or will engage in any Directed Selling Efforts in connection with the offer and sale of the Shares.

         (d)  Purchaser:

              (i) will not, prior to the later of the end of the Restricted Period and November 1, 1997, offer or sell any of the Shares (or create or maintain any derivative position equivalent thereto) in reliance on Regulation S and will only offer or sell any of the Shares (or create or maintain any derivative position equivalent thereto) during such period pursuant to registration under the Securities Act or pursuant to an available exemption from registration other than Regulation S and, in any case, in accordance with applicable state securities laws and the provisions of this Agreement; and

              (ii) will, after November 1, 1997, offer or sell the Shares (or create or maintain any derivative position equivalent thereto) only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and, in any case, in accordance with applicable state securities laws and the provisions of this Agreement. Purchaser further agrees that unless the transfer is pursuant to a registration under the Securities Act, prior to the transfer
(A) Purchaser will notify the Company of the proposed transfer and will furnish the Company with a detailed statement of the circumstances surrounding the proposed transfer, and (B) if reasonably requested by the Company, Purchaser will furnish the Company with an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such transfer will not require registration of the Shares under the Securities Act. Purchaser agrees to provide an opinion of counsel for all transfers pursuant to Regulation S.

         (e) Neither Purchaser's offer to buy the Shares nor Purchaser's acquisition of the Shares is part of a plan or scheme on the part of Purchaser, any of its affiliates or any person acting on its or their behalf to evade the registration requirements of the Securities Act.

         (f) Purchaser's offer to buy the Shares constituted, and Purchaser's acquisition of the Shares will constitute, an Offshore Transaction.


                                          6.

         (g) In addition to, and without in any way limiting, the other restrictions contained in this Agreement, during any Restricted Period applicable to the Shares, neither Purchaser nor any of its affiliates nor any person acting on its or their behalf will engage in any Directed Selling Efforts with respect to such Shares.

         4.6 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

         4.7 LEGENDS. To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legends set forth in Sections 4.7(a) and (b) below (other than the Shares purchased by Duquesne, which shall be endorsed with the legends set forth in Sections 4.7(b) and (c) below), and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, the Purchaser shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

         (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN SOLD IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"). PRIOR TO NOVEMBER 1, 1997, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION OTHER THAN REGULATION S. AFTER NOVEMBER 1, 1997, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION."

         (b) "THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN A CERTAIN COMMON STOCK PURCHASE AGREEMENT, AS AMENDED FROM TIME TO TIME. THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

         (c) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT


                                          7.

OR ANOTHER AVAILABLE EXEMPTION THEREFROM, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         (d)  Any other legend required by law.

         4.8 HSR FILINGS. No filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is or will be required by any of the Purchasers in connection with the acquisition of the Shares by the Purchasers.

                                      Section 5

                         CONDITIONS TO CLOSING OF PURCHASERS

         Each Purchaser's obligation to purchase the Shares at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver (in its sole discretion) on or before the Closing Date of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         5.2 COVENANTS. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

         5.4 AMENDMENT TO RIGHTS AGREEMENT. The Company and the persons whose signatures are required to effectively amend the Rights Agreement shall have executed the First Amendment to Restated Investors' Rights Agreement in the form attached hereto as EXHIBIT B.

                                      Section 6

                           CONDITIONS TO CLOSING OF COMPANY

         The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:


                                          8.

         6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         6.2 COVENANTS. The Purchasers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchasers on or before the Closing.

         6.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

         6.4 AMENDMENT TO RIGHTS AGREEMENT. The Purchasers and the persons whose signatures are required to effectively amend the Rights Agreement shall have executed the First Amendment to Restated Investors' Rights Agreement in the form attached hereto as EXHIBIT B.

                                      Section 7

                         AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees as follows:

         7.1 FINANCIAL INFORMATION. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the Shares purchased by such Purchaser pursuant to this Agreement:

         (a) Within one hundred (100) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

         (b) Within fifty-five (55) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q.

         (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K.

         7.2  REGISTRATION REQUIREMENTS.

         (a) As soon as practicable after the Company becomes eligible to file a registration statement on Form S-3 registering the resale of the Shares, or, in the event that the Company is not eligible to file a registration statement on Form S-3 registering the


                                          9.

resale of the Shares by November 1, 1997, then on a subsequent date as soon as practicable after the Purchasers holding more than fifty percent (50%) of the Shares then outstanding may request in writing, the Company shall prepare and file a registration statement with the SEC under the Securities Act to register the resale of the Shares (and the additional 789,500 shares of the Company's Common Stock held by the Purchasers as of the date hereof) by the Purchasers (the "Registration Statement") and use its best efforts to cause such registration statement to be declared effective. All Purchasers shall deliver to the Company an executed copy of the Registration Statement Questionnaire in the form attached hereto as EXHIBIT C as a condition precedent to the Company's obligation to file the Registration Statement with the SEC and in any event within ten (10) days of the Company's request therefor. Each Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution."

         (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting discounts and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for any Purchaser.

         (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to:
(i) keep such registration effective until the earliest of (A) nineteen (19) months after the initial effective date of the Registration Statement, which date shall be extended by the period (not to exceed five (5) months) equal to the period, if any, that the Purchasers are unable to sell any Shares as a result of any withdrawal of the Registration Statement by the Company pursuant to Section 7.2(f) below (other than a withdrawal in response to any Notice of Sale (as defined in Section 7.2(f) below) that indicates any Purchaser desires to sell no more than 50,000 Shares)(the "Effective Period"), and (B) such date as all of the Shares have been resold in transactions in which the Purchasers have not assigned their benefits and obligations under Section 7 in accordance with the provisions of Section 8.5 below; (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (iv) cause all Shares registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are


                                         10.

then listed or quoted; (v) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; and (vi) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by a Purchaser, provided as to clause (B), however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any state in which it is not now so qualified or has not so consented.

         (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by the Purchaser.

         (e) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to the Registration Statement, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the end of the Effective Period or (B) such date as all of the Shares have been resold in transactions in which the Purchasers have not assigned their benefits and obligations under Section 7 in accordance with the provisions of Section 8.5 below; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to the Registration Statement.

         (f) In the event any Purchaser desires to sell the Purchaser's Shares pursuant to the Registration Statement, the Purchaser shall give the Company three (3) business days' notice (which notice, if given orally, will be confirmed in writing within 24 hours) of its desire to sell in reliance on such Registration Statement including an estimate of whether its desire is to sell more than 50,000 Shares (the "Notice of Sale"). The Company may refuse to permit a Purchaser to resell any Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Purchaser within three (3) business days following the Company's receipt of the Notice of Sale to the effect that withdrawal of such Registration Statement is necessary because a sale pursuant to the Registration Statement in its then-current form could constitute a violation of the federal securities laws. In such an event, the Company shall use its best efforts to amend the Registration Statement if necessary as soon as practicable and in any event within sixty (60) days after the Company's receipt of the Notice of Sale, and shall notify the Purchasers promptly after it has determined that such


                                         11.

sale has become permissible under the federal securities laws. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to refuse to permit the resale of any Shares pursuant to the Registration Statement more than two (2) times in any twelve (12) month period, except that the Company's exercise of its right to refuse to permit the resale of any Shares pursuant to the Registration Statement in response to any Notice of Sale that indicates the Purchaser desires to sell no more than 50,000 Shares shall not count toward its limit of two (2) refusals in any twelve (12) month period. The period during which such Registration Statement may be withdrawn shall not exceed sixty (60) days. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn as set forth in this
Section 7.2(f).

         7.3  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless each Purchaser and its affiliates (within the meaning of Rule 144 under the Securities Act) from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (x) any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (y) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such loss, claim, damage or liability (or action or proceeding in respect thereof); provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (or action or proceeding in respect thereof) arises out of, or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.3 hereof, or
(iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

         (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and its affiliates (within the meaning of Rule 144 under the Securities Act) from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions


                                         12.

or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.3 hereof, or (iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser, and each Purchaser, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such loss, claim, damage or liability (or action or proceeding in respect thereof); provided, however, that no Purchaser shall be liable for any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

         (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages


                                         13.

or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection
(d) to contribute are several in proportion to their respective sales of Shares to which such loss relates and not joint.

         (e)  The obligations of the Company and the Purchasers under this
Section 7.3 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Purchaser within the meaning of the Act.

         7.4 NOMINATION FOR ELECTION TO COMPANY BOARD OF DIRECTORS. Upon the request of the record holders of more than fifty percent (50%) of the Shares then outstanding and held by Purchasers (the "Majority Holders"), the Company shall use its best efforts to cause its Board of Directors to nominate and elect or have elected after June 24, 1997, an individual designated in writing by the Majority Holders, which individual must also be acceptable to the Chairman of the Company's Board of Directors, to serve on the Company's Board of Directors; provided, however, that the Company's obligation pursuant to this Section 7.4 shall terminate on the earlier of (i) the second anniversary of the Closing Date and (ii) the date when the aggregate number of shares of the Company's Common Stock held by the Purchasers is less than ten percent (10%) of the total number of outstanding shares of the Company's Common Stock.

         7.5 PUBLIC STATEMENTS. Neither the Company nor the Purchasers shall use the name of the other in any press release or filing with the SEC (excluding
Schedule 13Ds and Forms 3, 4 and 5) without the prior approval of the other party, which approval may not be unreasonably withheld or delayed; PROVIDED, HOWEVER, that to the extent such prior


                                         14.

approval is impracticable, the party issuing the press release or making the filing with the SEC shall provide a copy of such press release or SEC filing to the other party as promptly as practicable thereafter; and PROVIDED, FURTHER, that if the other party does not approve such press release or SEC filing, the party issuing the press release or making the filing with the SEC may still use the name of the other party in any press release or SEC filing without the prior written approval of the other party, if the party issuing the press release or making the filing with the SEC is advised by counsel that such disclosure is required to comply with applicable law.

                                      Section 8

                                    MISCELLANEOUS

         8.1 WAIVERS AND AMENDMENTS. With the exception of Section 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser. With respect to Section 7 hereof, with the written consent of the Company and the record holders of more than fifty percent (50%) of the Shares then outstanding and held by Purchasers, the terms of
Section 7 of this Agreement may be waived or amended and any such amendment or waiver shall be binding upon the Company and all holders of Shares.

         8.2 PLACEMENT AGENT'S FEE. Each Purchaser acknowledges that the Company intends to pay to George McFadden or an entity designated by him a fee of $500,000 in respect of the sale of the Shares. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

         8.3 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

         8.4 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

         8.5 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion for any or no reason; provided, that the benefits and obligations of any Purchaser under Section 7 may be transferred by a Purchaser without the prior written consent of the Company to any person that acquires at least 51% of the Shares acquired by such Purchaser at the Closing, so long as the transferee agrees in writing to be bound by the provisions of Section 7 to the same extent as the Purchaser from whom it acquired the Shares.


                                         15.

         8.6 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

         8.7 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by facsimile, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on EXHIBIT A, and in the case of all notices and other communications to the Purchasers, a copy will be delivered to Soros Fund Management LLC, 888 Seventh Avenue, Suite 3300, New York, New York 10106, Attn: Sean Warren, (212) 541-7751
(fax), or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or facsimile, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable facsimile number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

         8.8 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         8.10 FURTHER ASSURANCES. Each party to this Agreement shall use its best efforts to cause the Closing to occur and shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.11 EXPENSES. The Company shall bear its own expenses incurred on its behalf with respect to the execution of this Agreement and the Closing of the transactions contemplated hereby, including fees of its legal counsel, and will, promptly after receipt of an invoice therefor, reimburse the reasonable fees and costs of one special counsel for the Purchasers up to a maximum amount of $15,000.

         8.12 CURRENCY. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.


                                         16.

         8.13 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         The foregoing agreement is hereby executed as of the date first above written.

                             "COMPANY"

                             TRIANGLE PHARMACEUTICALS, INC.,
                             a Delaware corporation



                             By:
                                    --------------------------------------

                             Title:
                                    --------------------------------------

                             "PURCHASERS"

                             QUANTUM PARTNERS LDC, a Cayman Islands limited duration company



                             By:
                                    --------------------------------------

                             Title:
                                    --------------------------------------

                             QUANTUM INDUSTRIAL PARTNERS LDC, a Cayman Islands limited duration company


                             By:
                                    --------------------------------------

                             Title:
                                    --------------------------------------

                             DUQUESNE FUND, L.P.

                             By: Duquesne Capital Management, L.L.C., its investment advisor



                                  By:
                                       -----------------------------------
                                       Gerald Kerner, Managing Director


                                         17.

                                                                       Exhibit A



                                SCHEDULE OF PURCHASERS


                                               Aggregate
Purchaser                                   Purchase Price           Shares
---------                                   --------------           ------

Quantum Partners LDC                          $3,000,000            200,000
c/o Curacao Corporation N.V.
Kaya Flamboyan 9, Willemstad, Curacao
Netherlands Antilles

Quantum Industrial Partners LDC              $15,000,000          1,000,000
c/o Curacao Corporation N.V.
Kaya Flamboyan 9, Willemstad, Curacao
Netherlands Antilles

Duquesne Fund, L.P.                          $12,000,000            800,000
c/o Duquesne Capital Management, L.L.C.
888 Seventh Avenue, Suite 3300
New York, New York 10106
Attn:  Gerald Kerner



     TOTALS                                  $30,000,000          2,000,000
                                             -----------          ---------
                                             -----------          ---------

                                                                       Exhibit B

                              FORM OF FIRST AMENDMENT TO
                         RESTATED INVESTORS' RIGHTS AGREEMENT

                                                                       Exhibit C

                            TRIANGLE PHARMACEUTICALS, INC.
                         REGISTRATION STATEMENT QUESTIONNAIRE



         In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

         1. Please state your organization's name exactly as it should appear in the Registration Statement:

         2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

                   Yes                      No

         If yes, please indicate the nature of any such relationships below: